                                NEOGENOMICS, INC.

                             SUBSCRIPTION AGREEMENT

        Subscription Agreement between NeoGenomics, Inc., a Nevada corporation (the
"Company") and the undersigned (the "Subscriber"), the effective date of which shall be the date of execution by the Company.

        WHEREAS, the Company is conducting an exempt, limited private offering of its common stock, par value $.001 per share (the "Common Stock"), under Rule 506 of Regulation D ("Reg. D") promulgated under the Securities Act of 1933, as amended (the "Securities Act") on the terms and conditions hereinafter set forth, and the Subscriber desires to acquire the number of shares of the Common
Stock as specifically set forth on the signature page hereof;

        NOW, THEREFORE, for and in consideration of the agreements hereinafter set forth, the parties agree as follows:

        1. Subscription For Shares. Subject to the terms and conditions hereinafter set forth, the Subscriber hereby subscribes for and agrees to purchase from the
Company such number of shares of Common Stock as set forth upon the signature page hereof (the "Subscription Shares") at a price payable in cash equal to
$0.20 per Subscription Share, and the Company agrees to sell and issue such
Subscription Shares to the Subscriber for such purchase price. The certificate for the Subscription Shares shall be delivered by the Company within a reasonable period following acceptance of this Subscription Agreement by the
Company. If this subscription is rejected for any reason by the Company, the
Subscriber will be promptly notified. The Subscription Shares will be restricted for 24 month with subsequent piggyback registration rights if part 144 rights are not available. This offering is subject to closing this subscription 5 business days from the date of signing the subscription agreement.

        The subscription has received board approval and is subject to the waiving of preemptive rights of certain existing shareholders as per the Shareholders
Agreement dated March 21, 2005. No commissions will be paid as a condition by the subscriber to invest in the Company.

        2. Acknowledgements, Agreements, Representations and Covenants of
Subscriber.

        2.1 (a) The Subscriber acknowledges that a purchase of the Subscription
Shares involves a high degree of risk in that (i) the Company is highly speculative; (ii) the investment is illiquid; and (iii) transferability of the
Subscription Shares is extremely limited.

        (b) The Subscriber represents that he/she/it is an "accredited investor"
within the meaning of Rule 501(a) of Reg. D.

        (c) The Subscriber represents that it has previously completed and delivered to the Company an investor questionnaire, and that the information provided therein is truthful and accurate.

        (d) The Subscriber represents and warrants (i) that he/she/it has been furnished by the Company during the course of evaluating his/her/its interest in this transaction with all information regarding the Company which he/she/it had requested or desired to know; (ii) that all documents which could be reasonably provided have been made available for his/her/its inspection and review; (iii)
that he/she/it has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering; (iv) that he/she/it has read in its entirety the Company's most recent Securities and Exchange
Commission filings including our 2004 10KSB filed April 15, 2005 which includes the Company's risk factors, and fully understands the information contained therein; and

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(v) that he/she/it understands those risk factors associated with an investment in the Subscription Shares which are specifically set forth in the CIM.

        (e) The Subscriber acknowledges that the purchase price for the
Subscription Shares has been established based on a valuation for the Company which bears no relationship to the assets or book value of the Company, or any other customary valuation criteria.

        (f) The Subscriber represents (i) that he/she/it has not been the subject of any general solicitation by the Company, and (ii) that he/she/it knows of no general solicitation, including any general advertising, by the Company in connection with the sale of the Subscription Shares.

        (g) The Subscriber acknowledges that this offering of Subscription Shares may involve tax consequences and that he/she/it has received no opinions or statements from the Company in respect of same. The Subscriber further acknowledges that he/she/it must retain his own professional advisors to evaluate the tax and other consequences of an investment in the Subscription
Shares.

        2.2 (a) The Subscriber acknowledges that this offering of the Subscription
Shares has not been reviewed by the United States Securities and Exchange
Commission (the "SEC") based on the Company's intention that it be a nonpublic offering conducted pursuant to exemption from the registration requirements of the Securities Act, specifically Rule 506 of Reg. D. The Subscriber acknowledges that the Subscription Shares have not been registered under the Securities Act, or the securities laws of any individual states, that the Subscription Shares are being purchased for investment purposes and not with a view to distribution or resale, nor with the intention of selling, transferring or otherwise disposing of all or any part of such Subscription Shares for any particular price, or at any particular time, or upon the happening of any particular event or circumstances, except in full compliance with all applicable provisions of the Securities Act, the rules and regulations promulgated by the SEC thereunder or in connection therewith, and applicable state securities laws. The Subscriber further acknowledges that the Subscription Shares must be held indefinitely unless they become registered under the Securities Act, or an exemption from such registration is available, and an opinion of counsel is furnished stating that registration is not required under the Securities Act or such state securities laws.

        (b) The Subscriber is aware and understands that availability of the claimed exemption from registration under the Securities Act pursuant to which this offering is being conducted depends, in part, upon his/her/its investment intention. In this connection, the Subscriber is further aware and understands that it is the position of the SEC that the statutory basis for such exemption would not be present if his/her/its representation merely meant that his/her/its present intention was to hold such securities for a short period, such as the capital gains period under any tax statutes, for a deferred sale, for a market rise, assuming that a market is maintained, or for any other fixed period. The
Subscriber is further aware and understands that, in the view of the SEC, a purchase now with an intent to resell (notwithstanding any registration rights granted in connection with such Subscription Shares) would represent a purchase with an intent inconsistent with his/her/its representation to the Company contained herein, and the SEC would likely regard such a sale or disposition as a deferred sale to which such exemptions are not available.

        (c) The Subscriber understands that there is currently a very limited public market for the Subscription Shares. The Subscriber further understands that Rule 144 (the "Rule") promulgated under the Securities Act requires, among other conditions, a one (1) year holding period prior to the resale (in limited amounts) of securities acquired in a non-public offering without having to satisfy the registration requirements under the Securities Act. The Subscriber further understands and hereby acknowledges that, unless and until the
Subscription Shares are registered, any determination to allow the Subscription
Shares to be transferred out of the Subscriber's name shall be within the exclusive discretion of the Company, and shall only be permitted to the extent that an opinion of counsel to the Company has been obtained to the effect that neither the sale nor the proposed transfer would result in a violation of the
Securities Act or of the applicable securities laws of any state or other jurisdiction.

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        (d) The Subscriber acknowledges that the certificates to be issued representing the Subscription Shares may bear a legend containing the following or similar words:

        "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
        REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE
        "ACT") OR ANY OTHER SECURITIES LAWS. THESE SECURITIES HAVE BEEN
        ACQUIRED FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO
        DISTRIBUTION OR RESALE, AND MAY NOT BE TRANSFERRED, SOLD OR
        OTHERWISE DISPOSED OF, OR OFFERED FOR TRANSFER, SALE OR OTHER
        DISPOSITION IN THE ABSENCE OF (i) AN EFFECTIVE REGISTRATION
        STATEMENT FOR SUCH SECURITIES UNDER THE ACT, AND ANY OTHER
        APPLICABLE SECURITIES LAWS, OR (ii) THE AVAILABILITY OF AN
        EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY OTHER
        APPLICABLE SECURITIES LAWS AS EVIDENCED BY AN OPINION OF COUNSEL
        TO THE COMPANY".

        2.3 (a) The Subscriber agrees to indemnify and hold harmless the Company, and each of its officers, directors, agents and attorneys against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses as such are incurred) incurred by the Company and/or any such individual which (a) arises out of or is based upon any untrue representation or other statement by the Subscriber of a material fact contained in this
Subscription Agreement, or (b) arises out of or is based upon any breach by the
Subscriber of any representation, warranty, agreement or covenant contained herein.

        (b) The Subscriber agrees to indemnify and hold harmless the Company, and each of its officers, directors, agents and attorneys against any and all losses, claims, demands, liabilities and expenses incurred by the Company and/or any such individual in connection with the defending or investigating of any claims or liabilities, including reasonable legal or other expenses as such are incurred and whether or not resulting in any liability to the Company or such individual, to which any such indemnified party may become subject under the
Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue representation or other statement of a material fact contained in this Subscription Agreement, or (b) arise out of or are based upon any breach by the Subscriber of any representation, warranty, agreement or covenant contained herein.

        2.4 The Subscriber represents that the address furnished at the end of this
Subscription Agreement is the address of Subscriber's principal residence.

        2.5 The Subscriber acknowledges that at such time, if ever, as any of the
Subscription Shares are registered, sales of such Subscription Shares will be subject to federal, state and other applicable securities laws, including those which may require that such securities be sold through a registered broker-dealer or in reliance upon an exemption from registration, and the
Subscriber agrees and covenants to comply with all such applicable laws.

        2.6 If the Subscriber is not a United States person, such Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the
Subscription Shares or any use of this Subscription Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Subscription
Shares, (ii) any foreign exchange restrictions applicable to such purchase,
(iii) any governmental or other consents that may need to be obtained, and (iv)
the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Subscription Shares. Any such Subscriber's subscription and payment for, and its continued beneficial ownership of, any of the Subscription Shares will not violate any applicable securities or other laws of the Subscriber's non-U.S. jurisdiction.

                                      -3-

        2.7 The Subscriber agrees and covenants to execute and deliver all such further documents, agreements, and instruments, and take such other and further action, as may be reasonably requested by the Company to carry out the purposes and intent of, and any legal requirements associated with, this Subscription
Agreement.

        3. Representations, Agreements, and Covenants of the Company.

        3.1 The Company hereby represents and warrants to the Subscriber as of the date hereof as follows:

        (a) The Company is a corporation duly organized and existing under the laws of the State of Nevada, and has the power to conduct the business which it conducts.

        (b) The acceptance, execution, and delivery of this Subscription Agreement by the Company shall have been duly approved by the board of directors of the
Company, and all other actions required to authorize and effect the offer and sale of the Subscription Shares shall have been duly taken and approved.

        (c) Upon issuance, the Subscription Shares shall be fully paid and non-assessable.

        3.2 The Company covenants and agrees that it will use its reasonable best efforts to file with the SEC within 720 days of the effective date of this
Subscription Agreement, and to cause to be declared effective thereafter, a resale registration statement which includes the Subscription Shares.

        3.3 The Company covenants and agrees to refrain from disclosing the name, address, social security number (or federal tax identification number, as applicable) or any other information relating to the Subscriber, except as may be required by law, advised by counsel, or as otherwise reasonably necessary to conduct its business.

        4. Miscellaneous.

        4.1 Any notice, service of process, or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company at 12701 Commonwealth
Drive, Suite 9, Fort Meyers, FL 33913, and to the Subscriber at his/her/its
address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received. Either party may change its address for purposes hereof at any time or from time to time by providing notice in writing to the other party in accordance herewith, and any such newly designated address shall thereafter serve for purposes hereof in lieu of the address stated herein.

        4.2 This Subscription Agreement shall not be changed, modified, or amended except through a writing signed by both the Company and the Subscriber.

        4.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors, and/or assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and supersedes all prior discussions, agreements, and understandings of any and every nature between them.

                                      -4-

        4.4 Notwithstanding the place where this Subscription Agreement may have been executed by either party, it is agreed that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the
State of Nevada without regard to principles of conflicts of laws. The parties hereby agree that any dispute that may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in Lee County, Florida and they hereby submit to the exclusive jurisdiction of the courts of the State of Florida located in Fort Myers,
Florida, and of the federal courts having jurisdiction in such district with respect to any action or legal proceeding commenced by either party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities pursuant hereto.

        4.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by the Subscriber, this
Subscription Agreement shall become a binding obligation of the Subscriber with respect to the purchase of the Subscription Shares as herein provided, but shall only be binding upon the Company if and when executed by the Company.

        4.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

        4.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent or continuing breach by that same party.

        IN WITNESS WHEREOF, the parties have executed this Subscription Agreement as of the day and year set forth in each case below.

Signature of Subscriber                              Subscription Accepted:
or Authorized Representative:
                                                     NEOGENOMICS, INC.
                                                      - A Nevada Corporation -

By: /s/ SKL Limited Family Partnership, LP By: /s/ Robert Gasparini
Name: SKL Limited Family Partnership, LP  Name: Robert P. Gasparini
[Title]: Redacted                         Title:President
Date:   January 21, 2006                  Date: January 21, 2006

Address (principal residence):

Redacted____________________
____________________________
____________________________
____________________________

Social Security or Taxpayer Identification Number of Subscriber:
Redacted____________________

Total Number of Common Shares Subscribed For: 2,000,000 @ $0.20/share totaling $400,000

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